UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2017

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2929 Seventh Street, Suite 100

Berkeley, CA 94710-2753

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code) (510) 848-5100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 31, 2017, the stockholders of the Company approved an amendment to the Company’s Sixth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.001 from 69,500,000 shares to 139,000,000 shares. The increase in authorized shares was effected pursuant to a Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), filed with the Secretary of State of the State of Delaware on July 31, 2017. A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On July 31, 2017, the Company held its Special Meeting of Stockholders (the “Special Meeting”), at the Company’s executive office in Berkeley, California. A total of 54,747,656 shares of the Company’s common stock were entitled to vote as of June 30, 2017, the record date for the Special Meeting. There were 43,316,072 shares present in person or by proxy at the Special Meeting, at which the stockholders were asked to vote on two (2) proposals. Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal. The proposals are described in detail in the Company’s Proxy Statement for a Special Meeting of Stockholders.

Proposal 1. Amend the Company’s Sixth Amended and Restated Certificate of Incorporation.

The stockholders approved to amend the Company’s Sixth Amended and Restated Certificate of Incorporation, as amended, to increase the authorized number of shares of common stock from 69,500,000 to 139,000,000. The votes were as follows:

For	Against	Abstain
35,935,589	6,888,876	491,607

Proposal 2. Authorize an adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

The stockholders approved to authorize an adjournment, if necessary, to solicit additional proxies if there are not sufficient votes I favor of Proposal 1. The votes were as follows:

For	Against	Abstain
35,058,281	7,918,240	339,551

Item 8.01.	Other Events

On July 28, 2017, Dynavax Technologies Corporation issued a press release titled “Dynavax Announces FDA Advisory Committee Vote in Favor of HEPLISAV-B™.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

3.1	Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation.

99.1	Press Release, dated July 28, 2017, titled “Dynavax Announces FDA Advisory Committee Vote in Favor of HEPLISAV-B™”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: July 31, 2017	By:	/s/ STEVEN N. GERSTEN
Steven N. Gersten
Vice President

EXHIBIT INDEX

Exhibit No.	Description

EX-3.1	Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation.

EX-99.1	Press Release, dated July 28, 2017, titled “Dynavax Announces FDA Advisory Committee Vote in Favor of HEPLISAV-B™”